ASSIGNMENT AGREEMENT

FOR VALUABLE CONSIDERATION, receipt of which is acknowledged, STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 ("STATE STREET") hereby assigns, negotiates, transfers and sets over to Binghamton Savings Bank, 56-68 Exchange Street, Binghamton, New York 13902 ("BSB"), pursuant to this Assignment Agreement ("Assignment") and WITHOUT RECOURSE, all of STATE STREET'S right, title and interest in and to the following:

         1. That certain Time Note-Installment dated as of August 22, 1989 given by RRT Land Corp. ("RRT Land"), a New York corporation, in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), as amended by Amendment to Time Not-Installment dated August 15, 1990 and as amended and restated by Amended and Restated Time-Note Installment dated as of June 7, 1993 ("the "Time Note");

         2. That certain Term Note dated June 7,1993 in the original amount of Nine Hundred and Fifty Thousand Dollars ($950,000) and given by RRT Empire Returns Corporation ("RRT Empire"), a New York corporation (the "Term Note");

         3. All documents and instruments evidencing or securing the obligations and loans evidenced by the Time Note and/or the Term Not described in Exhibit A attached hereto (said Time Note, Term Note, documents and instruments are sometimes hereinafter collectively referred to as the "Assigned Documents").

STATE STREET represents and warrants to BSB the following:

(a) STATE STREET and the undersigned signatory on behalf of STATE STREET have the full power and authority to execute, deliver and effectuate this Assignment.

(b) The unpaid principal and interest due and owing by RRT Land to STATE STREET under the Time Note and Assigned Documents related thereto as of July 19, 1994 is a follows:

         i.       Unpaid principal in the amount of $1,050,000;

         ii.      Unpaid interest in the amount of $12,950.00; and

         iii.     Interest is accruing at the per diem amount of $269.79.

(c) The unpaid principal and interest due and owing by RRT Empire to STATE STREET under the Term Note and Assigned Documents related thereto as of July 19, 1994 is as follows:

         i.       Unpaid principal in the amount of $430,000;

         ii.      Unpaid interest in the amount of $1,988.73; and

         iii.     Interest is accruing at the per diem amount of $110.49

         Except as set forth above, this Assignment is made without recourse and without representations or warranties of any kind. Without intending to limit the foregoing, STATE STREET makes no representations as to the creditworthiness of any obligators to the Time Note or Term Note or any representation as to the effectiveness, perfection or enforceability of any of the Assigned Documents. BSB acknowledges that this transfer may require consent pursuant to the terms of the Intercreditor Agreement (JDA) dated as of June 7, 1993 by and between STATE STREET and the New York Job Development Authority, which consent BSB is solely responsible to obtain. BSB acknowledges this it consents to the transfer pursuant the the terms of the Intercreditor Agreement (Binghamton Savings Bank) dated as of June 7, 1993 by and between STATE STREET and BSB.

         Upon BSB's acceptance of the terms of this Assignment Agreement and payment by BSB to State Street or immediately available funds in an aggregate amount equal to the sum of (a) $1,494,938.73 plus (b) interest from July 19, 1994 to the date hereof accruing in the amount of $380.28 per day plus (c) $3,500.00 on account of legal fees and expenses incurred by STATE STREET in connection with this Assignment, STATE STREET shall deliver to BSB (a) the original Time Note and original Term Note, each with an endorsement in the form of the allonge attached hereto as Exhibit B, (b) a mortgage assignment and assignment of a certain Condition Assignment of Leases and Rents in the forms attached hereto as Exhibits C and D, respectively, (c) originals or copies of the Assigned Documents, and (d) UCC-3 assignments to the extent requested and prepared by BSB.

IN WITNESS WHEREOF STATE STREET has made, executed and delivered this Assigned Agreement this 27th day of July, 1994.

                                   EXHIBIT A

                               ASSIGNED DOCUMENTS
                      (Copies Unless Otherwise Designated)

I.       RRT Land Term Loan Restructuring

         1.       Amended and Restated Time Note-Installment (original)

         2.       First Amendment to Mortgage

         3.       Assignment of Lease and Rents

         4.       Endorsement to Mortgagee's Title Policy (original)

         5.       Security Agreement (RTT Land Corp.) (original)

         6.       UCC-1 Financing Statements

                  a.       New York Department of State, Albany NY
                  b.       Clerk of Onondaga County, Syracuse, NY
                  c.       Clerk of Broome County, Binghamton, NY

II.      Equipment Term Loan to RTT Empire

         1.       Credit Agreement (original)

         2.       Term Note (original)

         3.       Security Agreement (RRT Empire Returns Corporation)

         4.       UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Onondaga County, Syracuse, NY
                  c.       Clerk of Broome County, Binghamton, NY
                  d.       Florida Department of State, Tallahassee, FL
                  e.       Clerk of Palm Beach County Circuit Court,
                           West Palm Beach, FL
                  f.       New Jersey Secretary of State Trenton, NJ
                  g.       Ocean County Clerk's Office, Toms River, NJ

         5.       Intercreditor Agreement (JDA) (original)

         6.       Intercreditor Agreement (Binghamton Savings Bank) (original)

III.     Guarantees, etc.

         1.       Guaranty (RRT Design & Construction Corp.) (original)

         2.       Security Agreement (RRT Design & Construction Corp.)
                  (original)

         3.       UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Suffolk County, Riverhead, NY
                  c.       Clerk of Broome County, Binghamton, NY
                  d.       Clerk of Onondaga County, Syracuse, NY

         4.       Guaranty (RRT Plastics Corp.) (original)

         5.       Security Agreement (RRT Plastics Corp.) (original)

         6.       UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Broome County, Binghamton, NY
                  c.       Clerk of Onondaga County, Syracuse, NY

         7.       Guaranty (RRT Plastics of NJ, Inc.) (original)

         8.       Security Agreement (RRT Plastics of NJ, Inc.) (original)

         9.       UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Broome County, Binghamton, NY
                  c.       Clerk of Onondaga County, Syracuse, NY

         10.      Guaranty (RRT Land Corp.) (original)

         11.      Guaranty (RRT Empire of Monroe County, Inc.) (Original)

         12.      Security Agreement (RRT Empire of Monroe County, Inc.)
                  (original)

         13.      UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Monroe County, Rochester, NY
                  c.       Clerk of Broome County, Binghamton, NY
                  d.       Clerk of Onondaga County, Syracuse, NY

         14.      Guaranty (RRT Empire of Mid Connecticut, Inc.) (original)

         15.      Security Agreement (RRT Empire of Mid Connecticut, Inc.)
                  (original)

         16.      UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Broome County, Binghamton, NY
                  c.       Clerk of Onondaga County, Syracuse, NY
                  d.       Connecticut Secretary of State, Hartford, CT
                  e.       City Clerk's Office, Hartford, CT

         17.      Guaranty (RRT of New Jersey, Inc.) (Original)

         18.      Security Agreement (RRT of New Jersey, Inc.) (original)

         19.      UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Broome County, Binghamton, NY
                  c.       Clerk of Onondaga County, Syracuse, NY
                  d.       New Jersey Secretary of State, Trenton, NJ
                  e.       Cape May County Clerks Office,
                           Cape May Court House, NJ

         20.      Guaranty (RRT of Syracuse, New York, Inc.) (Original)

         21.      Security Agreement (RRT of Syracuse, New York, Inc.)
                  (Original)

         22.      UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Broome County, Binghamton, NY
                  c.       Clerk of Onondaga County, Syracuse, NY

         23.      Guaranty (RRT Empire Returns Corporation) (Original)

         24.      Security Agreement (RRT Empire Returns Corporation) (original)

         25.      Guaranty (Resource Recycling Technologies, Inc.) (original)

         26.      Security Agreement (Resource Recycling Technologies, Inc.)
                  (original)


         27.      UCC-1 Financing Statements

                  a.       New York Department of State, Albany, NY
                  b.       Clerk of Broome County, Binghamton, NY
                  c.       Clerk of Onondaga County, Syracuse, NY
                  d.       Register of Deeds, Camden County, Camden, NJ
                  e.       New Jersey Secretary of State, Trenton, NJ

         28.      Stock Pledge Agreement

                  a.       Stock Power and Certificate of Capital Stock
                           (originals)

                                   EXHIBIT B

                                    ALLONGE


         Pay to the order of Binghamton Savings Bank WITHOUT RECOURSE and WITHOUT ANY REPRESENTATIONS OR WARRANTIES except as set forth in the Assignment Agreements between State Street Bank and Trust Company and Binghamton Savings Bank dated this ____ day of July, 1994.